Principal Variable Contracts Funds, Inc.
Supplement dated July 31, 2026
to the Prospectus and Statement of Additional Information
dated May 1, 2026
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

MANAGEMENT OF THE FUNDS
Effective August 3, 2026, under Fees Paid to PGI, delete the first paragraph and replace with the following:
Each Fund pays PGI a fee for its services, which includes the fee PGI pays to sub-advisors, as applicable, and State Street Bank and Trust for fund administration, fund accounting, and other services.

ADDITIONAL INFORMATION
Effective August 3, 2026, delete the third paragraph and replace with the following:
The Registrant has entered into a management agreement with PGI. The Registrant and/or PGI, on behalf of the Funds, enter into contractual arrangements with various parties, including, among others, the Funds' sub-advisors, distributor, transfer agent, sub-administration agent and custodian, who provide services to the Funds. These arrangements are between the Registrant and/or PGI and the applicable service provider. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these arrangements. Such arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against PGI or any other service provider, either directly or on behalf of the Registrant or any Fund.
The changes described below are being made to the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective August 3, 2026, under Fund Operating Expenses, delete the first paragraph and replace with the following:
Except for certain Fund expenses set out below, PGI is responsible for expenses, administrative duties, and services, including the following: expenses incurred in connection with the registration of the Funds and the Funds’ shares with the SEC; office space, facilities, and costs of keeping the Funds’ books; compensation of all personnel who are officers and all Board Members who are affiliated with PGI; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of the open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life, and some or all of the administrative duties and services may be delegated by PGI to Principal Life or an affiliate thereof. Additionally, State Street Bank and Trust Company is responsible for certain accounting services and administrative duties for certain Funds pursuant to a Sub-Administrative Services Agreement described under the section Fund Custodians and Sub-Administrator below.

Effective August 3, 2026, delete the section titled Custodian and replace with the following:
Fund Custodians and Sub-Administrator
Blue Chip, Bond Market Index, Core Plus Bond, Diversified International, Equity Income, Global Emerging Markets, Government & High Quality Bond, LargeCap Growth I, LargeCap S&P 500 Index, MidCap, Principal Capital Appreciation, Real Estate Securities, Short-Term Income, SmallCap, U.S. LargeCap S&P 500 Index Buffer January, U.S. LargeCap S&P 500 Index Buffer April, U.S. LargeCap S&P 500 Index Buffer July, U.S. LargeCap S&P 500 Index Buffer October
The custodian of the portfolio securities and cash assets of the above Funds is The Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.
Diversified Balanced, Diversified Balanced Adaptive Allocation, Diversified Growth, Diversified Growth Adaptive Allocation, Diversified Income, Principal LifeTime Strategic Income, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime 2060, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth
State Street Bank and Trust Company (“State Street”) serves as the above Funds’ custodian and sub-administrator. State Street is located at One Congress Street, Suite 1, Boston, MA 02114-2016.
PGI has entered into a Sub-Administrative Services Agreement with State Street, under which State Street provides necessary administrative and treasury services, including financial reporting, for the maintenance and operations of the Funds. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. State Street also provides fund accounting services and is responsible for maintaining the books and records and calculating the daily net asset value of the Funds. PGI is ultimately responsible for such services pursuant to a Management Agreement with PVC.
Under the Custody Agreement with PVC, State Street maintains separate accounts for cash, securities, and other assets of each of the above Funds, keeps all necessary accounts and records, and provides other services. State Street is required, upon order of PVC, to deliver securities held by State Street and to make payments for securities purchased by PVC for each of the above Funds. Under the Custody Agreement, State Street is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside of the United States. Prior to August 3, 2026, The Bank of New York Mellon served as custodian for each of the above Funds.

PORTFOLIO HOLDINGS DISCLOSURE
Effective August 3, 2026, under Policy, in the list of third parties receiving non-public holdings information, delete 5) and 6) and replace with the following:
5)To certain Funds’ custodian, The Bank of New York Mellon, in connection with the custodial services it provides to those Funds;
6)To certain Funds’ custodian and sub-administrator, State Street Bank and Trust Company, in connection with the custodial services and administrative services it provides to those Funds; and
7)Kessler, Topaz, Meltzer & Check, LLP, in connection with legal services it provides to the Funds.
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